UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4841

MFS MUNICIPAL INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Municipal Income Trust

10/31/10

MFM-ANN

MFS® Municipal Income Trust

New York Stock Exchange Symbol: MFM

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	33.6%
Healthcare Revenue – Long Term Care	10.8%
Universities-Colleges	10.4%
Industrial Revenue-Airlines	6.2%
Tobacco	5.0%

Composition including fixed income credit quality (a)(i)
AAA	9.4%
AA	8.0%
A	10.4%
BBB	36.0%
BB	8.4%
B	6.9%
CCC	0.7%
CC	0.5%
D (o)	0.0%
Other Fixed Income (NR)	19.7%
Cash & Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	12.0
Average Effective Maturity (m)	18.7 yrs

(a)	The rating categories include debt securities, primary inverse floaters, and the underlying bonds of non-primary inverse floaters which have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Cash and Other includes cash, other assets less liabilities, offsets to derivative positions and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Portfolio Composition – continued

(o)	Less than 0.1%.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets, including preferred shares, as of 10/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Municipal Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, the interest on which is exempt from federal income tax.

For the twelve months ended October 31, 2010, shares of the MFS Municipal Income Trust provided a total return of 13.56%, at net asset value. This compares with a return of 7.78% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Over the twelve months ending October 31, 2010, the municipal market witnessed a period marked by strong demand, muted supply, and generally tightening credit spreads. Demand for municipal bonds, both direct purchases by individuals as well as inflows to bond funds, was robust over the period. At the same time, the new issue supply of traditional tax-exempt municipal bonds remains dampened by the Build America Bond program. Approximately one quarter of gross new issuance has been diverted into the taxable bond market by the BAB program. The combination of these factors pushed down both the yield on 30-year AAA rate municipals and the municipal-to-Treasury ratio. In

Management Review – continued

addition to lower rates, spreads between high-quality “AAA”-rated securities and lower-quality securities, rated “BBB” or lower, tightened during the time period. As such, securities rated “BBB” and lower significantly outperformed higher-quality “AA” and “AAA” rated securities.

Contributors to Performance

A key factor for the fund’s positive excess return over the Barclays Capital Municipal Bond Index was a considerable overweight and bond selection in below-investment-grade securities, particularly in “BB” rated (r) bonds.

The fund’s overweighted positions in the health care and airlines sectors also boosted relative results. Additionally, the fund’s security selection in the health care and industrial sectors was another positive driver of relative performance.

The fund employs leverage which has been created through the issuance of auction preferred shares and inverse floater trusts. To the extent that investments are purchased through leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s leverage enhanced positive performance.

Detractors from Performance

Bond selection in the tobacco and housing sectors was an area of weakness that hampered relative performance over the reporting period. The fund’s short positions in U.S. Treasury futures, which were used to hedge the organically long duration, also detracted from relative performance. The benchmark does not hold U.S. Treasury futures.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Municipal Income Trust

Year Ended 10/31/10

	Date		Price
Net Asset Value	10/31/10		$6.89
	10/31/09		$6.54
New York Stock Exchange Price	10/31/10		$7.23
	8/04/10	(high) (t)	$7.33
	8/09/10	(high) (t)	$7.33
	11/20/09	(low) (t)	$6.36
	10/31/09		$6.44

Total Returns vs Benchmark

Year Ended 10/31/10

MFS Municipal Income Trust at
New York Stock Exchange Price (r)	21.01%
Net Asset Value (r)	13.56%
Barclays Capital Municipal Bond Index (f)	7.78%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2009 through October 31, 2010.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more

Performance Summary – continued

than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), the fund’s investment adviser, invests, under normal market conditions, at least 80% of the fund’s net assets, including assets attributable to preferred shares and borrowings for investment purposes, in municipal bonds (debt securities issued by or on behalf of states, territories, possessions of the United States, District of Columbia, and their political subdivisions, agencies, or instrumentalities, the interest on which is exempt from federal income tax). This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest a relatively large percentage of the fund’s assets in the instruments of a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

The fund uses leverage through the issuance of preferred shares and/or the creation of tender option bonds, and then investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund. Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile. Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk. Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments. The fund’s performance could be more volatile than the performance of more diversified funds. Investments in municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific (including the credit quality of municipal insurers), and other conditions. The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. To the extent that investments are purchased with the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common and/or preferred shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Gary Lasman	—	Investment Officer of MFS; employed in the investment management area of MFS since 2002; Portfolio Manager of the Fund since April 2006.

Geoffrey Schechter	—	Investment Officer of MFS; employed in the investment management area of MFS since 1993. Portfolio Manager of the Fund since July 2004.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 144.1%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.0%
Chicago, IL, O’Hare International Airport Rev. (Third Lien Passenger Facility), “B”, AGM, 5.75%, 2022	$3,000,000	$3,182,640
Maryland Economic Development Corp. Rev. (Terminal Project), “B”, 5.375%, 2025	195,000	201,854
Maryland Economic Development Corp. Rev. (Terminal Project), “B”, 5.75%, 2035	375,000	389,813
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 2035	1,365,000	1,390,594
Oklahoma City, OK, Airport Trust Rev., AGM, 5.75%, 2016	3,125,000	3,132,500

		$8,297,401
General Obligations - General Purpose - 0.3%
Luzerne County, PA, AGM, 6.75%, 2023	$870,000	$990,017

General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$270,000	$302,751
Guam Government, “A”, 7%, 2039	305,000	340,905

		$643,656
General Obligations - Schools - 0.5%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$525,000	$185,068
Los Angeles, CA, Unified School District, “D”, 5%, 2034	180,000	185,735
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	320,000	98,832
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	955,000	432,491
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	965,000	389,966

		$1,292,092
Healthcare Revenue - Hospitals - 46.5%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$600,000	$557,976
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	1,905,000	1,528,039
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	1,055,000	811,137

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	$1,500,000	$1,390,905
Birmingham, AL, Baptist Medical Center, Special Care Facilities Rev. (Baptist Health Systems, Inc.), “A”, 5%, 2030	2,260,000	2,032,554
Brookhaven, NY, Industrial Development Agency Rev. (Memorial Hospital Medical Center, Inc.), “A”, ETM, 7.75%, 2010 (c)	160,000	160,384
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	650,000	693,765
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5.75%, 2040	80,000	82,201
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	550,000	463,744
California Statewide Communities Development Authority Rev. (St. Joseph Health System), FGIC, 5.75%, 2047	670,000	693,631
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	205,000	195,375
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	100,000	88,081
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.35%, 2017	105,000	105,788
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.4%, 2029	955,000	927,401
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “A”, 6%, 2013	325,000	263,302
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “B”, 6.35%, 2013	105,000	85,036
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	785,000	798,102
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	275,000	220,421
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 6.6%, 2011 (c)	1,000,000	1,048,940
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	675,000	724,201
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	865,000	911,200
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030	1,330,000	1,347,303
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	1,500,000	1,550,745
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	615,000	639,385

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	$255,000	$269,186
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	1,310,000	1,385,508
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6%, 2025	135,000	140,374
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.5%, 2030	435,000	450,325
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.75%, 2035	375,000	390,803
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	1,275,000	1,008,729
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025	250,000	239,533
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031	295,000	278,548
Genesee County, NY, Industrial Development Agency Civic Facility Rev. (United Memorial Medical Center), 5%, 2027	170,000	152,150
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	755,000	708,077
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	725,000	729,285
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	610,000	702,891
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	385,000	320,917
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	945,000	1,105,074
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	940,000	1,049,792
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	3,025,000	3,185,597
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	965,000	983,142
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2031	1,000,000	1,014,350
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	1,000,000	969,020
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	1,860,000	1,874,359
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), 6%, 2038	365,000	381,845

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	$660,000	$660,581
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.5%, 2029	440,000	444,611
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.75%, 2035	475,000	480,187
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2020	3,035,000	3,072,816
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	1,095,000	1,177,355
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	1,725,000	1,843,370
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	1,615,000	1,545,151
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	110,000	105,725
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	110,000	104,431
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	435,000	501,311
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), 5.75%, 2038	180,000	177,773
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033	380,000	390,264
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	1,070,000	1,079,405
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	285,000	294,679
Massachusetts Health & Educational Facilities Authority Rev. (Berkshire Health Systems), “E”, 6.25%, 2031	1,900,000	1,933,858
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “A”, 5.7%, 2015	355,000	357,379
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	1,400,000	1,390,102
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	925,000	850,131
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	260,000	237,497
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	810,000	833,207

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	$995,000	$1,021,567
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	2,000,000	2,099,020
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	1,020,000	907,004
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	225,000	219,762
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2036	1,135,000	1,096,376
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	435,000	438,423
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (North Shore Health System), 5.625%, 2010	135,000	135,000
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (North Shore Health System), 5.875%, 2011	90,000	90,130
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	1,110,000	1,165,367
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	880,000	968,950
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	120,000	122,203
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2012 (c)	440,000	473,066
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	145,000	151,274
New Jersey Health Care Facilities, Financing Authority Rev. (Robert Wood Johnson University Hospital), 5%, 2031	60,000	61,504
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), 5.75%, 2037	1,010,000	1,025,524
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), “A”, 6.875%, 2030	3,000,000	3,013,380
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	100,000	95,990
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	440,000	374,185
New York Dormitory Authority Rev. (NYU Hospital Center), “B”, 5.25%, 2024	410,000	429,426
New York Dormitory Authority Rev. (NYU Hospital Center), “B”, 5.625%, 2037	560,000	582,473
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “A”, 6.375%, 2031	455,000	460,046

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	$300,000	$273,204
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	175,000	163,305
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	1,395,000	1,239,416
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	455,000	420,388
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	1,610,000	1,724,197
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	1,665,000	1,725,822
Olympia, WA, Healthcare Facilities Authority Rev. (Catholic Health Initiatives), “D”, 6.375%, 2036	1,500,000	1,690,710
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	1,975,000	2,177,773
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	765,000	765,497
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.5%, 2030	590,000	575,427
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.375%, 2012 (c)	1,560,000	1,684,784
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	505,000	556,813
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	1,595,000	1,926,074
Rutherford County, TN, Health & Educational Facilities Board Rev., 5%, 2040 (u)	12,500,000	13,091,875
Salida, CO, Hospital District Rev., 5.25%, 2036	1,674,000	1,489,810
Salt Lake City, UT, Hospital Authority Rev. (Intermountain Health Care), ETM, AMBAC, 12.804%, 2020 (c)(p)	600,000	603,348
Scottsdale, AZ, Industrial Development Authority, Hospital Rev. (Scottsdale Healthcare), “C”, ASSD GTY, 5%, 2035	115,000	116,958
Shelby County, TN, Educational & Hospital Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	625,000	689,900
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	185,000	203,790
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	315,000	346,995
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	375,000	413,940
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 2022	1,455,000	1,488,305
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 6%, 2023	205,000	211,892

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	$165,000	$167,094
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2030	560,000	567,213
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	835,000	853,646
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	685,000	699,077
South Dakota Health & Education Facilities Authority Rev. (Prairie Lakes Health Care System), 5.625%, 2032	670,000	674,529
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	255,000	267,857
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	385,000	404,212
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020	60,000	60,223
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029	870,000	863,440
St. Paul, MN, Housing & Redevelopment Authority Healthcare Facilities Rev. (Healthpartners Obligated Group), 5.25%, 2036	1,085,000	1,052,342
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	1,115,000	1,079,699
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)	735,000	40,425
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	3,085,000	3,099,592
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.2%, 2011 (c)	700,000	707,574
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.25%, 2011 (c)	1,000,000	1,010,900
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	1,250,000	1,279,175
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	985,000	985,000
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	810,000	811,166
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	600,000	611,712
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.75%, 2042	220,000	209,220

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	$1,035,000	$983,768
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	1,500,000	1,655,250
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	1,400,000	1,462,664
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	1,095,000	1,055,054
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2012 (c)	1,000,000	1,086,100
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	195,000	203,442
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	1,250,000	1,260,300
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	905,000	906,593
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2020	1,500,000	1,559,070
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	1,000,000	1,044,100
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	1,135,000	1,088,794
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), “A”, 5.25%, 2025	745,000	747,995
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), 6.8%, 2016	450,000	456,350
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	750,000	572,033

		$130,175,456
Healthcare Revenue - Long Term Care - 14.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Casa de las Campanas), 6%, 2037	$175,000	$181,022
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 7%, 2033	345,000	316,017
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	750,000	901,133
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	3,490,000	2,941,302
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	430,000	431,608
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	290,000	286,764

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	$170,000	$152,947
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	225,000	190,024
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	160,000	175,187
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	150,000	148,706
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	560,000	512,389
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	755,000	669,164
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	395,000	357,933
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	1,000,000	1,007,030
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), 6.9%, 2025	1,170,000	1,195,108
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	1,360,000	1,446,401
Cumberland County, PA, Municipal Authority Rev. (Wesley), “A”, 7.25%, 2013 (c)	720,000	828,569
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	280,000	322,221
Franklin County, OH, Healthcare Facilities Rev. (Ohio Presbyterian), 7.125%, 2011 (c)	1,000,000	1,051,830
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	330,000	307,745
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2027	1,000,000	889,700
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	215,000	179,961
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.625%, 2030	130,000	140,414
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.75%, 2043	630,000	674,251
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	105,000	122,749
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	275,000	318,148
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	500,000	538,155

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	$590,000	$527,212
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	440,000	356,928
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 2027	850,000	861,297
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2045	500,000	521,870
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	800,000	622,160
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	1,270,000	1,178,344
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	490,000	417,255
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	520,000	449,550
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 2028	343,000	254,286
Illinois Finance Authority Rev., Capital Appreciation, (The Clare at Water Tower), “B”, 0%, 2050 (a)	147,000	1,577
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	1,030,000	1,110,319
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	800,000	736,376
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	755,000	738,043
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.4%, 2027	195,000	130,935
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	785,000	490,978
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	315,000	283,831
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	345,000	364,489
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)	500,000	554,490
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	1,270,000	1,140,270
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.5%, 2027	340,000	257,281
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	85,000	62,013

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	$150,000	$160,440
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.875%, 2044	225,000	240,206
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	1,180,000	1,087,948
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	250,000	232,985
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	510,000	462,845
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	530,000	475,124
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	715,000	635,349
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	215,000	208,212
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	330,000	315,371
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038	320,000	282,848
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	490,000	422,194
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	105,000	88,438
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	245,000	207,902
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	820,000	822,386
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.5%, 2028	130,000	118,045
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.625%, 2042	150,000	127,917
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027	515,000	412,762
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	470,000	342,536
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	1,565,000	1,618,492
Sterling, IL (Hoosier Care), 7.125%, 2034	665,000	632,628
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	490,000	404,603
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	115,000	118,003

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 5.125%, 2037	$365,000	$323,733
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	780,000	795,787
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	1,500,000	1,528,545
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	245,000	260,001
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	370,000	393,229
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	460,000	424,985
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	1,075,000	891,756
Wisconsin Health & Educational Facilities Authority Rev. (All Saints Assisted Living Project), 6%, 2037	340,000	313,650

		$41,694,902
Human Services - 2.6%
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027 (a)	$210,000	$127,575
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036 (a)	325,000	190,577
Greenville County, SC, Hospital Rev. (Chestnut Hill), “A”, 8%, 2015	1,380,000	1,387,797
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	500,000	481,575
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	375,000	361,181
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	1,100,000	1,036,596
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	115,000	115,753
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 2035	620,000	593,607
New York, NY, Industrial Development Agency, Civic Facility Rev. (A Very Special Place), “A”, 5.75%, 2029	1,000,000	866,050
New York, NY, Industrial Development Agency, Civic Facility Rev. (Special Needs Facilities), 6.5%, 2017	1,030,000	996,360
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.75%, 2011	100,000	100,564

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Human Services - continued
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	$1,000,000	$1,004,440
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	165,000	165,033

		$7,427,108
Industrial Revenue - Airlines - 8.6%
Alliance Airport Authority, Inc., TX (American Airlines, Inc.), 5.25%, 2029	$660,000	$503,969
Chicago, IL, O’Hare International Airport Special Facilities Rev. (American Airlines, Inc.), 5.5%, 2030	190,000	158,965
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	555,000	641,669
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	285,000	311,739
Dallas Fort Worth, TX, International Airport Facility Improvement Corp. (American Airlines, Inc.), 5.5%, 2030	1,425,000	1,121,076
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	3,735,000	3,329,043
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	925,000	903,559
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 6.75%, 2029	2,270,000	2,284,551
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 7%, 2029	385,000	388,962
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024	850,000	863,014
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	1,300,000	1,292,902
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 7.2%, 2030	1,595,000	1,606,723
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.5%, 2016	725,000	761,308
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	6,625,000	7,024,090
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	2,540,000	2,699,893
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), “A”, 8%, 2012	265,000	271,898

		$24,163,361
Industrial Revenue - Chemicals - 2.1%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	$2,000,000	$2,069,040

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Chemicals - continued
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	$75,000	$75,310
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	1,000,000	1,055,750
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	610,000	644,630
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	1,920,000	1,937,894

		$5,782,624
Industrial Revenue - Environmental Services - 1.8%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2022	$695,000	$725,107
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	750,000	817,710
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	440,000	448,747
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	1,750,000	1,835,680
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	440,000	443,608
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 4.9%, 2028	715,000	715,822

		$4,986,674
Industrial Revenue - Metals - 0.5%
Jacksonville, FL, Economic Development Commission, Industrial Development Authority Rev. (Gerdau Ameristeel U.S., Inc.), 5.3%, 2037	$645,000	$569,941
State of Indiana Finance Authority, Environmental Rev. (U.S. Steel Corp.), 6%, 2026	745,000	796,964

		$1,366,905
Industrial Revenue - Other - 5.3%
Aztalan, WI, Exempt Facility Rev. (Renew Energy LLC Project), 7.5%, 2018 (d)	$835,000	$131,763
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030 (a)	440,000	309,118
California Statewide Communities, Development Authority Facilities (Microgy Holdings Project), 9%, 2038 (d)	13,387	1,071
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036 (d)	238,610	19,089

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
Gulf Coast, TX, Industrial Development Authority Rev. (Valero Energy Corp.), 5.6%, 2031	$1,750,000	$1,709,733
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,000,000	1,011,290
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	90,000	89,066
Illinois Finance Authority Rev. (Navistar International Corp.), 6.5%, 2040	1,065,000	1,108,463
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	430,000	388,032
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	700,000	703,717
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	620,000	582,230
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (b)(n)	1,270,000	1,358,227
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	580,000	620,293
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak), “A”, 6.25%, 2031	2,000,000	2,032,340
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	3,255,000	3,269,257
Texas Midwest Public Facilities Corp. Rev. (Secure Treatment Facilities Project), 9%, 2030	395,000	422,986
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	1,120,000	1,131,838

		$14,888,513
Industrial Revenue - Paper - 3.0%
Bedford County, VA, Industrial Development Authority Rev. (Nekoosa Packaging), “A”, 6.55%, 2025	$1,000,000	$1,005,590
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	155,000	149,955
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	2,150,000	1,964,004
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	500,000	539,960
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	850,000	841,347
Effingham County, GA, Industrial Development Authority, Pollution Control (Georgia Pacific Corp. Project), 6.5%, 2031	500,000	505,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - continued
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	$525,000	$469,833
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	2,000,000	2,285,680
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	640,000	644,333
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), 6.25%, 2019 (d)	1,870,000	18,700
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	700,000	7,000

		$8,432,027
Miscellaneous Revenue - Entertainment & Tourism - 0.7%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	$230,000	$246,549
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	150,000	162,314
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.375%, 2043	225,000	244,769
Mississippi Development Bank, Special Obligation (Diamond Lakes Utilities), 6.25%, 2017	700,000	700,693
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	369,599	1,109
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	515,000	483,652
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	275,000	228,366

		$2,067,452
Miscellaneous Revenue - Other - 4.1%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 6.7%, 2011 (c)	$600,000	$606,258
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	215,000	216,333
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	170,000	164,115
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	220,000	207,405
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5%, 2034	110,000	95,578
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	775,000	748,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Cleveland City), “B”, 4.5%, 2030	$550,000	$425,772
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	155,000	136,611
Columbus, OH, Franklin County Finance Authority Development Rev., 6%, 2035	795,000	807,720
Dayton Montgomery County, OH, Port Authority Rev. (Parking Garage), 6.125%, 2024	1,130,000	1,136,543
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	1,520,000	1,522,462
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	505,000	469,413
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	455,000	483,606
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	1,875,000	2,005,988
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	1,125,000	1,026,765
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	275,000	272,253
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	170,000	150,761
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	155,000	137,823
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	915,000	789,471
Toledo-Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “C”, 5.125%, 2025	90,000	78,159

		$11,481,066
Multi-Family Housing Revenue - 2.4%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$210,000	$209,693
Charter Mac Equity Issuer Trust, FHLMC, 6%, 2019 (n)	2,000,000	2,059,480
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	435,000	438,484
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Berkshire Place), GNMA, 6%, 2023	500,000	509,030
Mississippi Home Corp., Rev. (Kirkwood Apartments), 6.8%, 2037 (q)	1,095,000	700,121
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	1,000,000	679,380
MuniMae TE Bond Subsidiary LLC, 7.5%, 2049 (n)	1,865,552	1,735,635
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	445,000	442,771

		$6,774,594

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - 0.8%
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	$130,000	$126,777
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	1,180,000	1,252,015
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	590,000	618,674
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	950,000	387,211

		$2,384,677
Single Family Housing - Local - 0.7%
Corpus Christi, TX, Housing Finance Authority Rev., Capital Appreciation, “B”, 0%, 2011 (a)	$890,000	$6,159
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, NATL, 0%, 2016	1,200,000	656,700
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.3%, 2032	340,000	346,858
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	140,000	148,732
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	35,000	30,046
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.45%, 2029	170,000	175,833
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	150,000	155,663
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	75,000	80,001
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	65,000	65,913
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	215,000	222,624
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	95,000	98,586

		$1,987,115
Single Family Housing - State - 0.7%
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	$105,000	$110,942
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	100,000	108,214
Colorado Housing & Finance Authority Rev., “C-3”, FHA, 6.375%, 2033	40,000	41,297
Colorado Housing & Finance Authority Rev., “D-2”, 6.9%, 2029	185,000	195,414
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	140,000	140,671

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	$75,000	$77,103
Nebraska Investment Finance Authority Single Family Mortgage Rev., Capital Appreciation, 0%, 2015	900,000	597,474
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	25,000	25,286
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	705,000	722,907

		$2,019,308
Solid Waste Revenue - 1.2%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	$360,000	$363,856
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	2,850,000	2,858,550
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	145,000	157,624

		$3,380,030
State & Agency - Other - 0.4%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$200,000	$204,824
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	900,000	908,892

		$1,113,716
State & Local Agencies - 0.3%
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	$620,000	$646,728
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	260,000	279,843

		$926,571
Student Loan Revenue - 0.6%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$650,000	$650,598
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	1,000,000	1,088,370

		$1,738,968
Tax - Other - 0.2%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	$395,000	$446,927

Tax Assessment - 5.9%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	$265,000	$269,224

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	$600,000	$365,178
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	205,000	126,180
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	815,000	816,915
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	470,000	426,370
Baltimore, MD, Special Obligation, “A”, 7%, 2038	715,000	739,675
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	460,000	458,362
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	175,000	159,497
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	305,000	247,260
Durbin Crossing Community Development District, FL, Special Assessment, “B-1”, 4.875%, 2010	190,000	190,000
Enclave at Black Point Marina Community Development District, FL, “B”, 5.2%, 2014	215,000	174,507
Fishhawk Community Development District, FL, 7.04%, 2014	150,000	148,674
Grand Bay at Doral Community Development District, FL, “A”, 6%, 2039	170,000	59,435
Grand Bay at Doral Community Development District, FL, “B”, 6%, 2017	995,000	351,573
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	560,000	478,509
Homestead, FL, Community Development District, Special Assessment, “A”, 6%, 2037	660,000	409,121
Homestead, FL, Community Development District, Special Assessment, “B”, 5.9%, 2013	310,000	190,123
Katy, TX, Development Authority Rev., “B”, 6%, 2018	420,000	407,564
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (d)	170,000	85,000
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	100,000	84,143
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	420,000	316,021
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	355,000	257,350
Magnolia Park Community Development District, FL, Special Assessment, “A”, 6.15%, 2039	1,140,000	792,026
Main Street Community Development District, FL, “A”, 6.8%, 2038	550,000	467,973
Main Street Community Development District, FL, “B”, 6.9%, 2017	420,000	395,531
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016	650,000	410,436

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (d)	$440,000	$140,800
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-1”, 5.125%, 2015	400,000	372,080
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-2”, 5.125%, 2015	105,000	97,671
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	235,000	232,911
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “A”, 5.9%, 2035	230,000	206,733
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	235,000	228,418
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	970,000	837,236
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	170,000	159,140
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	592,000	482,995
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	285,000	239,220
Panther Trace II, Community Development District, FL, Special Assessment, “B”, 5%, 2010	190,000	190,000
Parker Road Community Development District, FL, “A”, 5.6%, 2038	330,000	181,500
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	900,000	734,211
Paseo Community Development District, FL, “B”, 4.875%, 2010 (d)	390,000	93,600
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	245,000	229,173
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010	175,000	133,000
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	800,000	684,648
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	1,070,000	795,994
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	785,000	541,187
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039 (a)	210,000	106,596
Watergrass Community Development District, FL, “A”, 5.375%, 2039	420,000	230,882
Watergrass Community Development District, FL, Special Assessment, “B”, 4.875%, 2010	715,000	593,450
Wentworth Estates Community Development District, FL, Special Assessment, “B”, 5.125%, 2012 (d)	340,000	127,500

		$16,465,592

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - 6.8%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027 (c)(f)	$2,080,000	$2,220,774
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	4,405,000	3,687,910
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 2042	220,000	173,114
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	1,905,000	1,448,829
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	1,420,000	1,184,479
California County, CA, Tobacco Securitization Corp., Tobacco Settlement, L.A. County, Capital Appreciation, “A”, 5.65%, 2041	485,000	363,862
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	1,470,000	1,462,474
District of Columbia, Tobacco Settlement, 6.25%, 2024	840,000	850,601
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	1,000,000	1,181,620
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, Capital Appreciation, “C-1”, 0%, 2036	3,270,000	178,444
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	1,635,000	1,458,616
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	1,305,000	1,316,980
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	680,000	542,014
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	615,000	656,273
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	15,000	17,460
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	1,045,000	752,452
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2036	2,115,000	189,398
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2041	1,560,000	80,324
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	1,075,000	1,117,355
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	130,000	134,053

		$19,017,032
Toll Roads - 1.8%
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, NATL, 0%, 2027	$4,115,000	$1,437,205
Pennsylvania Turnpike Commission, Capital Appreciation, “C”, AGM, 0% to 2016, 6.25% to 2033	2,780,000	2,257,082
Texas Private Activity Bond, Surface Transportation Corp., 7%, 2040	1,205,000	1,314,378

		$5,008,665

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Transportation - Special Tax - 1.1%
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)	$2,900,000	$3,226,308

Universities - Colleges - 14.4%
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	$1,055,000	$1,123,712
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	370,000	353,369
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	420,000	385,321
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	510,000	495,266
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	2,500,000	2,791,250
Illinois Educational Facilities Authority Rev. (Augustana College), “A”, 5.625%, 2022	400,000	409,336
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	795,000	743,794
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	1,380,000	1,244,249
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	905,000	972,703
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	300,000	323,301
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5.75%, 2030	155,000	159,439
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 6%, 2039	175,000	181,559
Louisiana State University (Health Sciences Center Project), NATL, 6.375%, 2031	2,500,000	2,535,500
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	110,000	112,360
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), 5%, 2038 (u)	20,000,000	21,399,600
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	535,000	622,280
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	1,370,000	1,500,164
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 5.75%, 2039	885,000	935,587
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	590,000	687,775

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	$1,065,000	$1,258,606
Ohio Higher Education Facilities Rev. (Ashland University Project), 6.25%, 2024	1,260,000	1,320,656
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	105,000	109,043
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	540,000	582,881

		$40,247,751
Universities - Dormitories - 0.3%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$380,000	$335,988
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	155,000	158,985
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	215,000	221,332

		$716,305
Universities - Secondary Schools - 2.4%
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	$495,000	$518,344
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	1,000,000	1,073,130
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	570,000	592,777
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	350,000	366,772
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	365,000	387,221
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	430,000	384,687
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	945,000	794,480
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)	140,000	62,024
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	150,000	150,233
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	1,000,000	1,004,110

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	$500,000	$420,530
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	285,000	249,019
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	795,000	677,467

		$6,680,794
Utilities - Cogeneration - 0.4%
Alaska Industrial Development & Export Authority, Power Rev., Upper Lynn Canal Regional Power, 5.8%, 2018	$830,000	$830,133
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	300,000	304,740

		$1,134,873
Utilities - Investor Owned - 6.8%
Brazos River Authority, TX, Authority Texas Rev. (Reliant Energy, Inc.), “A”, 5.375%, 2019	$500,000	$503,810
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (b)	1,075,000	1,023,260
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “D”, 5.4%, 2029 (b)	85,000	56,305
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	835,000	291,607
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	470,000	543,038
Connecticut Development Authority, Pollution Control Rev. (Connecticut Light & Power Co.), 5.95%, 2028	2,270,000	2,293,631
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	1,840,000	1,909,405
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	165,000	179,670
Matagorda County, TX (CenterPoint Energy), 5.6%, 2027	1,500,000	1,565,670
Matagorda County, TX, Navigation District No. 1 Rev. (Centerpoint Energy, Inc.), “A”, FRN, AMBAC, 5.25%, 2026	390,000	390,246
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	525,000	587,591
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	1,655,000	1,657,052
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	800,000	814,072
New Hampshire Business Finance Authority, Pollution Control Rev. (Public Service of New Hampshire), 6%, 2021	1,000,000	1,013,230

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	$400,000	$439,488
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	1,165,000	1,311,009
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	1,315,000	1,369,415
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (b)	610,000	581,086
Sweetwater County, WY, Pollution Control Rev. (Idaho Power Co.), 5.25%, 2026	1,020,000	1,110,494
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2015	810,000	811,223
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2016	540,000	542,295

		$18,993,597
Utilities - Other - 2.5%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$210,000	$258,487
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	465,000	544,092
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	500,000	536,535
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2026	285,000	298,865
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2018	440,000	485,637
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	50,000	58,544
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	1,900,000	1,802,777
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5%, 2014	455,000	491,250
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	510,000	537,566
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	80,000	84,040
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	560,000	586,947
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	905,000	935,489
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2025	450,000	459,176

		$7,079,405
Water & Sewer Utility Revenue - 0.3%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$710,000	$846,532
Total Municipal Bonds (Identified Cost, $403,686,338)		$403,878,014

Portfolio of Investments – continued

Money Market Funds (v) - 0.5%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value	1,387,149	$1,387,149
Total Investments (Identified Cost, $405,073,487)		$405,265,163

Other Assets, Less Liabilities - (4.0)%		(11,304,642)
Preferred Shares (Issued by the Fund) - (40.6)%		(113,750,000)
Net assets applicable to common shares - 100.0%		$280,210,521

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security - in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,485,653, representing 2.3% of net assets applicable to common shares.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	$1,000,000	$679,380
% of net assets applicable to common shares			0.2%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Portfolio of Investments – continued

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

Derivative Contracts at 10/31/10

Futures Contracts Outstanding at 10/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	100	13,093,750	December - 2010	368,478

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	36	4,546,125	December - 2010	(32,539)

At October 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $403,686,338)	$403,878,014
Underlying funds, at cost and value	1,387,149
Total investments, at value (identified cost, $405,073,487)		$405,265,163
Receivables for
Investments sold	401,912
Interest	8,010,219
Other assets	6,036
Total assets		$413,683,330
Liabilities
Payables for
Distributions on common shares	$290
Distributions on preferred shares	5,330
Daily variation margin on open futures contracts	87,063
Payable to the holder of the floating rate certificate from trust assets	19,402,662
Payable for interest expense and fees	59,337
Payable to affiliates
Investment adviser	34,461
Transfer agent and dividend disbursing costs	3,896
Administrative services fee	655
Payable for independent Trustees’ compensation	72,425
Accrued expenses and other liabilities	56,690
Total liabilities		$19,722,809
Preferred shares
Series T and Series TH auction preferred shares (4,550 shares issued and outstanding at $25,000 per share) at liquidation value		$113,750,000
Net assets applicable to common shares		$280,210,521
Net assets consist of
Paid-in capital – common shares	$314,780,585
Unrealized appreciation (depreciation) on investments	527,615
Accumulated net realized gain (loss) on investments	(38,796,422)
Undistributed net investment income	3,698,743
Net assets applicable to common shares		$280,210,521
Preferred shares, at liquidation value (4,550 shares issued and outstanding at $25,000 per share)		113,750,000
Net assets including preferred shares		$393,960,521
Common shares of beneficial interest outstanding		40,694,967
Net asset value per common share (net assets of $280,210,521 /40,694,967 shares of beneficial interest outstanding)		$6.89

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$25,219,131
Dividends from underlying funds	9,117
Total investment income		$25,228,248
Expenses
Management fee	$3,101,843
Transfer agent and dividend disbursing costs	68,945
Administrative services fee	64,082
Independent Trustees’ compensation	51,861
Stock exchange fee	36,136
Preferred shares service fee	139,151
Custodian fee	60,327
Shareholder communications	42,648
Auditing fees	72,015
Legal fees	10,001
Interest expense and fees	106,983
Miscellaneous	130,709
Total expenses		$3,884,701
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(1,339)
Net expenses		$3,883,346
Net investment income		$21,344,902
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,901,732)
Futures contracts	(4,575,590)
Swap transactions	(421,000)
Net realized gain (loss) on investments		$(7,898,322)
Change in unrealized appreciation (depreciation)
Investments	$20,325,320
Futures contracts	504,580
Swap transactions	740,739
Net unrealized gain (loss) on investments		$21,570,639
Net realized and unrealized gain (loss) on investments		$13,672,317
Distributions declared to preferred shareholders		$(461,923)
Change in net assets from operations		$34,555,296

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$21,344,902	$21,478,429
Net realized gain (loss) on investments	(7,898,322)	(6,261,510)
Net unrealized gain (loss) on investments	21,570,639	39,019,996
Distributions declared to preferred shareholders	(461,923)	(925,362)
Change in net assets from operations	$34,555,296	$53,311,553
Distributions declared to common shareholders
From net investment income	$(20,447,493)	$(19,716,709)
Net asset value of shares issued to common shareholders in reinvestment of distributions	$1,560,271	$503,952
Total change in net assets	$15,668,074	$34,098,796
Net assets applicable to common shares
At beginning of period	264,542,447	230,443,651
At end of period (including undistributed net investment income of $3,698,743 and $2,877,257, respectively)	$280,210,521	$264,542,447

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$6.54	$5.71	$7.69	$8.06		$7.92
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.53	$0.55	$ 0.57	(z)	$0.58
Net realized and unrealized gain (loss) on investments	0.33	0.81	(1.94)	(0.35)	(z)	0.17
Distributions declared to preferred shareholders	(0.01)	(0.02)	(0.13)	(0.13)		(0.12)
Total from investment operations	$0.85	$1.32	$(1.52)	$0.09		$0.63
Less distributions declared to common shareholders
From net investment income, common shares	$(0.50)	$(0.49)	$(0.46)	$(0.46)		$(0.49)
Net asset value, end of period	$6.89	$6.54	$5.71	$7.69		$8.06
Common share market value, end of period	$7.23	$6.44	$4.91	$7.31		$8.20
Total return at common market value (%) (p)	21.01	43.37	(28.13)	(5.48)		5.41
Total return at net asset value (%) (j)(r)(s)	13.56	25.19	(20.55)	1.17		8.24
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reductions (f)(p)	1.43	1.66	1.57	1.47		1.45
Expenses after expense reductions (f)(p)	1.43	1.66	1.57	1.47		1.45
Net investment income (p)	7.87	9.39	7.82	7.23	(z)	7.30
Portfolio turnover	13	10	25	24		17
Net assets at end of period (000 Omitted)	$280,211	$264,542	$230,444	$309,690		$323,099

Financial Highlights – continued

	Years ended 10/31
	2010	2009	2008	2007	2006
Supplemental Ratios (%):
Ratio of expenses to average net assets:
Applicable to common shares after expense reductions and excluding interest expense and fees (f)(l)(p)	1.39	1.61	1.49	1.40	1.45
Including preferred shares and excluding interest expense and fees (f)(l)(p)	0.98	1.08	1.01	0.97	1.00
Preferred shares dividends (y)	0.17	0.40	1.81	1.63	1.46
Net investment income available to common shares	7.70	8.99	6.01	5.60	5.84
Senior Securities:
Total preferred shares outstanding	4,550	4,550	4,550	5,600	5,600
Asset coverage per preferred share (k)	$86,585	$83,141	$75,647	$80,302	$82,696
Involuntary liquidation preference per preferred share (m)	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per preferred share (m)(x)	$25,000	$25,000	$25,000	$25,000	$25,000

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including preferred shares) from the fund’s total assets and dividing this number by the number of preferred shares outstanding.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(m)	Amount excludes accrued unpaid distributions to Auction Preferred Shareholders.
(p)	Ratio excludes dividend payment on auction preferred shares.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	Average market value represents the approximate fair value of the fund’s liability.
(y)	Ratio is based on average net assets applicable to common shares.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities during the year that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.49% to the net investment income ratio for the year ended October 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations

Notes to Financial Statements – continued

provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair

Notes to Financial Statements – continued

value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$403,878,014	$—	$403,878,014
Mutual Funds	1,387,149	—	—	1,387,149
Total Investments	$1,387,149	$403,878,014	$—	$405,265,163

Other Financial Instruments
Futures	$335,939	$—	$—	$335,939

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$368,478	$(32,539)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(4,575,590)	$(421,000)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions
Interest Rate Contracts	$504,580	$740,739

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized. The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the

Notes to Financial Statements – continued

swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swaps in order to manage its exposure to interest rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If

Notes to Financial Statements – continued

the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s Statement of Assets and Liabilities approximates its fair value. At October 31, 2010, the fund’s payable to the holder of the floating rate certificate from trust assets was $19,402,662 and the interest rate on these floating rate certificates issued by the trust was 0.97%. For the year ended October 31, 2010, the average payable to the holder of the floating rate certificate from trust assets was $12,281,089 at a weighted average interest rate of 0.87%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended October 31, 2010, interest expense and fees in connection with self-deposited inverse floaters was $106,983. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to

Notes to Financial Statements – continued

accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$27,640	$342,342
Tax-exempt income	20,881,776	20,299,729
Total Distributions	$20,909,416	$20,642,071

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$383,597,208
Gross appreciation	22,475,571
Gross depreciation	(20,210,278)
Net unrealized appreciation (depreciation)	$2,265,293
Undistributed ordinary income	179,067
Undistributed tax-exempt income	3,846,021
Capital loss carryforwards	(40,534,100)
Other temporary differences	(326,345)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/11	$(10,944,821)
10/31/12	(1,858,513)
10/31/13	(9,679,589)
10/31/16	(3,401,503)
10/31/17	(6,820,113)
10/31/18	(7,829,561)
$(40,534,100)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average weekly net assets including the value of the auction preferred shares and 6.32% of gross income. Gross income is calculated based on tax rules that generally include the amortization of premium and exclude the accretion of market discount, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2010 was equivalent to an annual effective rate

Notes to Financial Statements – continued

of 0.81% of the fund’s average daily net assets including the value of the auction preferred shares.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund’s common shares. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2010, these fees paid to MFSC amounted to $24,170.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets including the value of the auction preferred shares. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0166% of the fund’s average daily net assets including the value of the auction preferred shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $9,807 and is included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $67,256 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with

Notes to Financial Statements – continued

Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,659 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,339, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $61,001,704 and $51,823,734, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The fund reserves the right to repurchase shares of beneficial interest of the fund subject to Trustee approval. During the year ended October 31, 2010, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	233,000	$1,560,271	83,792	$503,952

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its

Notes to Financial Statements – continued

borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $3,220 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	1,120,906	76,681,745	(76,415,502)	1,387,149

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$9,117	$1,387,149

(8)	Auction Preferred Shares

The fund issued 2,275 shares of Auction Preferred Shares (APS), series T and 2,275 of APS, series TH. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. If the APS are unable to be remarketed on a remarketing date as part of the auction process, the fund would be required to pay the maximum applicable rate on APS to holders of such shares for successive dividend periods until such time when the shares are successfully remarketed. The maximum rate on APS rated aa3/AA- or better is equal to 110% of the higher of (i) the Taxable Equivalent of the Short-Term Municipal Bond Rate or (ii) the “AA” Composite Commercial Paper Rate.

Since February 2008, regularly scheduled auctions for APS issued by closed end funds, including this fund, have consistently failed because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, APS holders cannot sell their shares tendered for sale. While repeated auction failures have affected the liquidity for APS, they do not constitute a default or automatically alter the credit quality of the APS, and APS holders have continued to receive dividends at the previously defined “maximum rate”. During the year ended October 31, 2010, the APS dividend rates ranged from 0.26% to 0.60% for series T and from 0.24% to 0.60% for series TH. For the year ended October 31, 2010, the average dividend rate was 0.40% for both series T and TH . These developments with respect to APS do not affect the management or investment policies of the fund. However, one

Notes to Financial Statements – continued

implication of these auction failures for Common shareholders is that the fund’s cost of leverage will be higher than it otherwise would have been had the auctions continued to be successful. As a result, the fund’s future Common share earnings may be lower than they otherwise would have been. To the extent that investments are purchased with the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund.

The fund pays an annual service fee to broker-dealers with customers who are beneficial owners of the preferred shares. The service fee is equivalent to 0.25% of the applicable preferred share liquidation value while the preferred share auctions are successful or to 0.15% or less, varying by broker-dealer, while the auctions are failing. The APS are redeemable at the option of the fund in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to its asset maintenance coverage are not satisfied. The fund is required to maintain certain asset coverage with respect to the APS as defined in the fund’s By-Laws and the Investment Company Act of 1940 and, as such is not permitted to declare common share dividends unless the fund’s APS have a minimum asset coverage ratio of 200% after declaration of the common share dividends.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the “Trust”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 7, 2010, the following actions were taken:

Item 1: To elect the following individuals as Trustees, elected by the holders of common and preferred shares together:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	35,676,325.270	1,013,257.848
Robert J. Manning	35,760,829.274	928,753.844

Item 2: To elect the following individuals as Trustees, elected by the holders of preferred shares only:

	Number of Shares
Nominee	For	Withheld Authority
John P. Kavanaugh	2,856	278
Laurie J. Thomsen	2,856	278

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	2013	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	2011	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	2011	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	2011	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	2011	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	2011	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	N/A	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August, 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	N/A	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Two Trustees, each holding a term of one year, are elected annually by holders of the Trust’s preferred shares. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Gary Lasman	Deloitte & Touche LLP
Geoffrey Schechter	200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2009 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 6th out of a total of 13 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 6th out of a total of 14 funds for the one-year period and 5th out of a total of 13

Board Review of Investment Advisory Agreement – continued

funds for the five-year period ended December 31, 2009. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Barclays Capital Municipal Bond Index. The Fund out-performed the Barclays Capital Municipal Bond Index for the one-year period ended December 31, 2009 (47.9% total return for the Fund versus 12.9% total return for the benchmark) and under-performed the Barclays Capital Municipal Bond Index for the three and five-year periods ended December 31, 2009 (three-year: 0.3% total return for the Fund versus 4.4% total return for the benchmark; five-year: 3.1% total return for the Fund versus 4.3% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would

Board Review of Investment Advisory Agreement – continued

consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.87% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MFM

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2010 and 2009, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Municipal Income Trust	49,384	48,137

For the fiscal years ended October 31, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Municipal Income Trust	15,000	15,000	6,732	6,600	2,035	7,695
To MFS and MFS Related Entities of MFS Municipal Income Trust*	1,422,611	1,091,529	0	0	0	142,584

	2010		2009
Aggregate fees for non-audit services:
To MFS Municipal Income Trust, MFS and MFS Related Entities#	1,753,203		1,311,533
*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced or exchanged underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval (including those related to net-operating loss carryforwards), or has not taken responsive action to a majority shareholder approved resolution recommending that the poison pill be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer directly participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case-by-case basis. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, egregious employment contract terms such as guaranteed bonus provisions, excessive pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, excessive perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year) for issuers (other than for certain closed-end investment companies). MFS generally supports proposals to declassify a board for issuers (other than for certain closed-end investment companies).

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to re-price underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s compensation committee members and votes on stock plans (as outlined above) are currently the most effective mechanisms to express our view on a company’s compensation practices.

MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS also opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

Advisory Votes on Executive Compensation

MFS supports reasonably crafted shareholder proposals to include an advisory shareholder vote on an issuer’s executive compensation practices in the issuer’s proxy statement.

For a U.S. issuer that already includes an advisory vote on its executive compensation practices in its proxy statement, MFS will generally support the issuer’s advisory vote, unless MFS has determined that issuer has adopted excessive executive compensation practices.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have adopted mandatory requirements for all companies to hold advisory votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Municipal Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Gary A. Lasman	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Geoffrey L. Schechter	Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Gary A. Lasman	Lipper High Yield Municipal Funds
Barclays Capital Municipal Bond Index

Geoffrey L. Schechter	Lipper General Municipal Funds
Lipper Short-Intermediate Municipal Funds
Lipper High Yield Municipal Funds
Lipper General US Government Funds
Barclays Capital Municipal Bond Index
Barclays Capital U.S. Government/Mortgage Bond Index
Morningstar Dollar Government Bond Funds
Lipper Variable Annuity General U.S. Government Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2010. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Gary A. Lasman	N
Geoffrey L. Schechter	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of fiscal year ended October 31, 2010 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gary A. Lasman	4	$2.9 billion	0	N/A	0	N/A
Geoffrey L. Schechter	13	$8.7 billion	1	$506.5 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Municipal Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/09-11/30/09	0	N/A	0	4,039,579
12/01/09-12/31/09	0	N/A	0	4,039,579
1/01/10-1/31/10	0	N/A	0	4,039,579
2/01/10-2/28/10	0	N/A	0	4,039,579
3/01/10-3/31/10	0	N/A	0	4,052,179

4/01/10-4/30/10	0	N/A	0	4,052,179
5/01/10-5/31/10	0	N/A	0	4,052,179
6/01/10-6/30/10	0	N/A	0	4,052,179
7/01/10-7/31/10	0	N/A	0	4,052,179
8/01/10-8/31/10	0	N/A	0	4,052,179
9/01/10-9/30/10	0	N/A	0	4,052,179
10/01/10-10/31/10	0	N/A	0	4,052,179
Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2010 plan year is 4,052,179.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MUNICIPAL INCOME TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2010

*	Print name and title of each signing officer under his or her signature.